                                                                    APPENDIX 1

             CALCULATION OF REMIC I Y PRINCIPAL REDUCTION AMOUNTS

Class Y Principal Reduction Amounts:  For any Distribution Date the amounts by which the principal balances of the Class Y-1 and Class Y-2 Certificates respectively will be reduced on such distribution date by the allocation of
Realized Losses and the distribution of principal, determined as follows:

First for each of Group I and Group II determine the weighted average pass-through rate for that Group for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest Rate").
The Principal Reduction Amount for each of the Class Y Certificates will be determined pursuant to the "Generic solution for the Class Y Principal
Reduction Amounts" set forth below (the "Generic Solution") by making identifications among the actual Groups and their related Class Y and Class Z
Certificates and weighted average pass-through rates and the Groups named in the Generic Solution and their related Class Y and Class Z Certificates as follows:

A.  Determine which Group has the lower Group Interest Rate.  That Group will be identified with Group AA and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YAA and
Class ZAA Certificates.  The Group Interest Rate for that Group will be identified with J%.  If the two Groups have the same Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs
A and B of this definition.

B. Determine which Group has the higher Group Interest Rate.  That Group will be identified with Group BB and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class BB and Class ZBB
Certificates.  The Group Interest Rate for that Group will be identified with
K%.  If the two Groups have the same Group Interest Rate the Group not selected pursuant to paragraph A, above, will be selected for purposes of this paragraph B.

Second, apply the Generic Solution set forth below to determine the Class Y
Principal Reduction Amounts for the Distribution Date using the identifications made above.

Generic Solution for the Class Y Principal Reduction Amounts:   For any
Distribution Date, the amounts by which the principal balances of the Class
YAA and Class YBB Certificates respectively will be reduced on such
Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

J% and K% represent the interest rates on Group AA and Group BB respectively.  J%<K%.

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

PJB =       the Group AA Subordinate Balance after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PKB = the Group BB Subordinate Balance after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

R =   the Class CB Pass Through Rate = (J%PJB + K%PKB)/(PJB + PKB)

Yj =  the Class YAA Principal Balance after distributions on the prior
      Distribution Date.

Yk =  the Class YBB Principal Balance after distributions on the prior
      Distribution Date.

ΔYj =       the Class YAA Principal Reduction Amount.

ΔYk =       the Class YBB Principal Reduction Amount.

Zj =  the Class ZAA Principal Balance after distributions on the prior
      Distribution Date.

Zk =  the Class ZBB Principal Balance after distributions on the prior
      Distribution Date.

ΔZj =       the Class ZAA Principal Reduction Amount.

ΔZk =       the Class ZBB Principal Reduction Amount.

Pj =  the aggregate Class Principal Balance of the Class YAA and Class ZAA
      Regular Interests after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans reduced by the Group AA Class P principal balance, if any, and the
      Class R Principal Balance, if applicable.

Pk =  the aggregate Class Principal Balance of the Class YBB and Class ZBB
      Regular Interests after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group BB Loans reduced by the Group BB Class P principal balance, if any and Class R
      Principal Balance, if applicable.

ΔPj = the aggregate principal reduction resulting on such Distribution
      Date on the Group AA Loans as a result of principal distributions
      (exclusive of any amounts distributed pursuant to clauses (c)(i) or
      (c)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any Group AA
      Class P Certificates or the Class R Certificates, if applicable, which is equal to the aggregate of the Class YAA and Class ZAA Principal
      Reduction Amounts.

ΔPk=  the aggregate principal reduction resulting on such Distribution
      Date on the Group BB Loans as a result of principal distributions
      (exclusive of any amounts distributed pursuant to clauses (c)(i) or
      (c)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any Group BB
      Class P Certificatesor the Class R Certificates, if applicable, which is equal to the aggregate of the Class YBB and Class ZBB Principal
      Reduction Amounts.

α =   .0005

γ =   (R - J%)/(K% - R).  γ is a non-negative number unless its
      denominator is zero, in which event it is undefined.

If γ is zero, ΔYk = Yk and ΔYj = (Yj/Pj)ΔPj.

If γ is undefined, ΔYj = Yj, ΔYk = (Yk/Pk)ΔPk.

In the remaining situations, ΔYk and ΔYj shall be defined as follows:

1.    If Yk - α(Pk - ΔPk) => 0, Yj- α(Pj - ΔPj) => 0,
   and γ (Pj - ΔPj) < (Pk - ΔPk),
   ΔYk = Yk - αγ (Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
2.    If Yk - α(Pk - ΔPk) => 0, Yj - α(Pj - ΔPj) =>
   0, and γ (Pj - ΔPj) => (Pk - ΔPk),
   ΔYk = Yk - α(Pk - ΔPk) and
   ΔYj = Yj - (α/γ)(Pk - ΔPk).
3.    If Yk - α(Pk - ΔPk) < 0, Yj - α(Pj - ΔPj) => 0,
   and Yj - α(Pj - ΔPj) => Yj - (Yk/γ),
   ΔYk = Yk - αγ (Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
4.    If Yk - α(Pk - ΔPk) < 0, Yj - (Yk/γ) => 0, and
   Yj - α(Pj - ΔPj) <= Yj - (Yk/γ), ΔYk = 0 and
   ΔYj = Yj - (Yk/γ).
5.    If Yj - α(Pj - ΔPj) < 0, Yj - (Yk/γ) < 0, and
   Yk - α(Pk - ΔPk) <= Yk - (γYj),
   ΔYk = Yk - (γYj) and ΔYj = 0.
6.    If Yj - α(Pj - ΔPj) < 0, Yk - α(Pk - ΔPk) => 0,
   and Yk - α(Pk - ΔPk) => Yk - (γYj),
   ΔYk = Yk - α(Pk - ΔPk) and
   ΔYj = Yj - (α/γ)(Pk - ΔPk).

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of Yk to Yj equal to γ after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA,
   Class YBB, Class ZAA and Class ZBB Certificates is greater than or equal to zero for such Distribution Date;
2.    Making (i) the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances and (ii) the
   Class YBB Principal Balance less than or equal to 0.0005 of the sum of the
   Class YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate;
   and
3.    Making the larger of (a) the fraction whose numerator is Yk and whose denominator is the sum of Yk and Zk and (b) the fraction whose numerator is Yj and whose denominator is the sum of Yj, and Zj as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P
Certificates and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P Certificates, (ii) to the related Class X Certificates and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal
Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.

Method of calculating initial balance of the Class Y and Class Z interest:

            To calculate the initial balances for the Class YAA, Class YBB,
Class ZAA and Class ZBB Certificates, first calculate the Group AA and Group
BB Subordinate Amounts as of the Cut Off Date.  Then calculate R according to the definition above.  Calculate γ according to the definition above.
Calculate Pj and Pk as the Group AA Initial Balance reduced by the Class AA-P
Initial Balance and the Class R-1 Initial Balance (if applicable) and the
Group BB Initial Balance reduced by the Class BB-P Initial Balance and the
Class R-1 Initial Balance (if applicable), respectively.

            If 0.0005 γ Pj <= 0.0005 Pk, Yj = 0.0005 Pj and
Yk = 0.0005 γ Pj .

            If 0.0005 γ Pj > 0.0005 Pk, Yk = 0.0005 Pk,
Yj = 0.0005 Pk /γ .

Then Zj = Pj - Yj and Zk = Pk - Yk.